Exhibit 99.6

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
November 30, 2000



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              6.8579%



        Excess Protection Level
          3 Month Average  6.11%
          November, 2000  6.42%
          October, 2000  6.25%
          September, 2000  5.67%


        Cash Yield                                  19.74%


        Investor Charge Offs                        4.46%


        Base Rate                                   8.86%


        Over 30 Day Delinquency                     5.24%


        Seller's Interest                           11.84%


        Total Payment Rate                          13.77%


        Total Principal Balance                     $56,372,819,075.31


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $6,672,128,513.82